UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2025

Bleichroeder Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42392	98-1797826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-984-3835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	BACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BACQ	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	BACQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 28, 2025, Bleichroeder Acquisition Corp. I (the “Company”) entered into a consulting agreement with MJP Advisory Group LLC (the “Consultant”), a New York limited liability company, pursuant to which the Consultant shall provide financial, due diligence, valuation and other consulting and advisory services to the Company in connection with its pursuit of completing a business combination, and the Company agreed to pay to Consultant (i) a one-time retainer fee of $60,000 upon the Company’s execution of a definitive agreement for a business combination and (ii) beginning August 1, 2025, a monthly services fee of $16,000. The engagement commences July 28, 2025 and, subject to certain exceptions, terminates on the earlier of: (i) November 1, 2026; or (ii) upon successful completion of a business combination. A copy of the consulting agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

As previously reported in the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission (the “SEC”) on July 11, 2025, on July 10, 2025, Michael Blitzer, Robert Folino and Kevin Shannon were appointed as President and Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, respectively, of the Company.

In connection with their appointments, each of Mr. Blitzer, Mr. Folino and Mr. Shannon signed a joinder to that certain letter agreement dated as of October 31, 2024, by and among the Company, its officers, its directors and  Bleichroeder Sponsor 1 LLC, pursuant to which, among other things, the signatories agreed to waive certain redemption rights and to vote any ordinary shares of Company they hold in favor of an initial business combination. Each of Mr. Blitzer, Mr. Folino and Mr. Shannon also entered into a standard indemnity agreement with the Company, a form of which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement, dated July 28, 2025, by and between the Company and the Consultant
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLEICHROEDER ACQUISITION CORP. I

Date: July 31, 2025	By:	/s/ Michael Blitzer
		Name:	Michael Blitzer
		Title:	Chief Executive Officer

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